[LOGO] ING FUNDS                                             EXHIBIT (g)(3)(i)

April 28, 2008

Ms. Katherine Dinella
Vice President
The Bank of New York Mellon--Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

   Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (the "Portfolios") to be included on the AMENDED EXHIBIT A to the Agreements. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated January 31, 2008 and is attached hereto.

   The AMENDED EXHIBIT A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING FMR/SM/ Large Cap Growth Portfolio to ING Van Kampen Large Cap Growth Portfolio, ING FMR/SM/ Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio, and ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund and 2) the removal of ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this corporation was recently dissolved, the removal of ING Growth Fund, because this fund recently dissolved, the removal of ING International Equity Fund, because this fund recently dissolved, the removal of ING VP International Equity Portfolio, because this portfolio recently dissolved, the removal of ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio because these portfolios recently liquidated and dissolved, and the removal of ING Fundamental Research Portfolio because this portfolio recently merged into ING VP Growth and Income Portfolio.

   Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

                                           Sincerely,

                                           By:    /s/ Todd Modic
                                                  ------------------------------
                                           Name:  Todd Modic
                                           Title: Senior Vice President ING
                                                  Investors Trust

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:    /s/ Lawrence Mannix
       --------------------------
Name:  Lawrence Mannix
Title: Vice President, Duly
       Authorize


 7337 E. Doubletree Ranch Rd. Tel: 480-477-3000             ING Investors Trust
 Scottsdale, AZ 85258-2034    Fax: 480-477-2700
                              www.ingfunds.com

                               AMENDED EXHIBIT A

                              WITH RESPECT TO THE

                 SECURITIES LENDING AGREEMENT AND GUARANTY AND
                            SUBSCRIPTION AGREEMENT

                                                             BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                         ------------------
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND                  470269

ING EQUITY TRUST
ING Equity Dividend Fund                                           471164
ING Fundamental Research Fund                                      464290
ING Index Plus LargeCap Equity Fund                                464713
ING Index Plus LargeCap Equity Fund II                             464714
ING Index Plus LargeCap Equity Fund III                             TBD
ING Index Plus LargeCap Equity Fund IV                              TBD
ING Index Plus LargeCap Equity Fund V                               TBD
ING Index Plus LargeCap Equity Fund VI                              TBD
ING Index Plus LargeCap Equity Fund VII                             TBD
ING Index Plus LargeCap Equity Fund VIII                            TBD
ING Index Plus LargeCap Equity Fund IX                              TBD
ING Index Plus LargeCap Equity Fund X                               TBD
ING Index Plus LargeCap Equity Fund XI                              TBD
ING Index Plus LargeCap Equity Fund XII                             TBD
ING LargeCap Growth Fund                                           464733
ING LargeCap Value Fund                                            454702
ING MidCap Opportunities Fund                                      464741
ING Opportunistic LargeCap Fund                                    464288
ING Real Estate Fund                                               464746
ING SmallCap Opportunities Fund                                    464743
ING SmallCap Value Multi-Manager Fund                              464788
ING Value Choice Fund                                              464786

ING FUNDS TRUST
ING Classic Money Market Fund                                      464008
ING High Yield Bond Fund                                           464010
ING Institutional Prime Money Market Fund                          464048
ING Intermediate Bond Fund                                         464006
ING National Tax-Exempt Bond Fund                                  464002

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND             464792 domestic
                                                                 464790 global
                                                              464791 composite

                                                                  BNY ACCOUNT NUMBER
FUND                                                              (DOMESTIC/GLOBAL)
----                                                         ----------------------------
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                 464767

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND                              471149

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND                      471088

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                          058102
ING American Funds Asset Allocation Portfolio                            TBD
ING American Funds Bond Portfolio                                       471173
ING American Funds Growth Portfolio                                     464755
ING American Funds Growth-Income Portfolio                              464753
ING American Funds International Portfolio                              464761
ING BlackRock Large Cap Growth Portfolio                                279607
ING BlackRock Large Cap Value Portfolio                                 279608
ING BlackRock Inflation Protected Bond Portfolio                        470551
ING Capital Guardian U.S. Equities Portfolio                            058221
ING Disciplined Small Cap Value Portfolio                               464711
ING EquitiesPlus Portfolio                                              464777
ING Evergreen Health Sciences Portfolio                                 464704
ING Evergreen Omega Portfolio                                           464706
ING Van Kampen Large Cap Growth Portfolio                               464572
ING Mid Cap Growth Portfolio                                            058098
ING Focus 5 Portfolio                                             Composite - 471087
                                                             Large Cap Market 10 - 471096
                                                              U.S. Blue-Chip 10 - 471094
                                                             Int'l Blue-Chip 75 - 471144
                                                                Small Cap 40 - 471170
                                                                   25 Fund - 471098
ING Franklin Income Portfolio                                           464703
ING Franklin Mutual Shares Portfolio                                    470549
ING Franklin Templeton Founding Strategy Portfolio                      470550
ING Global Real Estate Portfolio                                        464280
ING Global Resources Portfolio                                          058085
ING Global Technology Portfolio                                         158090
ING Goldman Sachs Commodity Strategy Portfolio                          471201
ING International Growth Opportunities Portfolio                        279604
ING Janus Contrarian Portfolio                                      058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                          058096
ING JPMorgan Small Cap Core Equity Portfolio                            279610
ING JPMorgan Value Opportunities Portfolio                              464582
ING Julius Baer Foreign Portfolio                                       279606
ING Legg Mason Value Portfolio                                      058400/279600

                                                                    BNY ACCOUNT NUMBER
FUND                                                                (DOMESTIC/GLOBAL)
----                                                         --------------------------------
ING LifeStyle Aggressive Growth Portfolio                                 464998
ING LifeStyle Conservative Portfolio                                      471092
ING LifeStyle Growth Portfolio                                            464996
ING LifeStyle Moderate Growth Portfolio                                   464994
ING LifeStyle Moderate Portfolio                                          464992
ING Limited Maturity Bond Portfolio                                       058082
ING Liquid Assets Portfolio                                               058081
ING Lord Abbett Affiliated Portfolio                                      058220
ING Marsico Growth Portfolio                                              058101
ING Marsico International Opportunities Portfolio                         464576
ING MFS Total Return Portfolio                                            058100
ING MFS Utilities Portfolio                                               464584
ING Multi-Manager International Small Cap Portfolio                   Fund - 471209
                                                                 Schroder Sleeve - 471203
                                                             American Century Sleeve - 471327
ING Oppenheimer Main Street Portfolio(R)                                  058099
ING PIMCO Core Bond Portfolio                                             058103
ING PIMCO High Yield Portfolio                                            464018
ING Pioneer Equity Income Fund                                            470567
ING Pioneer Fund Portfolio                                                464578
ING Pioneer Mid Cap Value Portfolio                                       464580
ING Stock Index Portfolio                                                 464701
ING T. Rowe Price Capital Appreciation Portfolio                          058084
ING T. Rowe Price Equity Income Portfolio                                 058087
ING Templeton Global Growth Portfolio                                     058095
ING UBS U.S. Allocation Portfolio                                     058402/279602
ING Van Kampen Capital Growth Portfolio                                   279609
ING Van Kampen Global Franchise Portfolio                                 279605
ING Van Kampen Growth and Income Portfolio                                058090
ING Van Kampen Real Estate Portfolio                                      058086
ING VP Index Plus International Equity Portfolio                          464492
ING Wells Fargo Disciplined Value Portfolio                               058088
ING Wells Fargo Small Cap Disciplined Portfolio                           464795

ING MAYFLOWER TRUST
ING International Value Fund                                              464212

ING MUTUAL FUNDS
ING Asia-Pacific Real Estate Fund                                         471156
ING Disciplined International SmallCap Fund                               464294
ING Diversified International Fund                                        464292
ING Emerging Countries Fund                                               464214
ING Emerging Markets Fixed Income Fund                                    464296
ING European Real Estate Fund                                             471148

                                                             BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                         ------------------
ING Foreign Fund                                                   464202
ING Global Bond Fund                                               464773
ING Global Equity Dividend Fund                                    464751
ING Global Natural Resources Fund                                  464210
ING Global Real Estate Fund                                        464220
ING Global Value Choice Fund                                       464218
ING Greater China Fund                                             464286
ING Index Plus International Equity Fund                           464282
ING International Capital Appreciation Fund                        464282
ING International Equity Dividend Fund                             470552
ING International Growth Opportunities Fund                        464206
ING International Real Estate Fund                                 464298
ING International SmallCap Multi-Manager Fund                      464216
ING International Value Choice Fund                                464278
ING International Value Opportunities Fund                         465476
ING Russia Fund                                                    464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                 464544
ING American Century Small-Mid Cap Value Portfolio                 464502
ING Baron Asset Portfolio                                          464556
ING Baron Small Cap Growth Portfolio                               464504
ING Columbia Small Cap Value II Portfolio                          464785
ING Davis New York Venture Portfolio                               464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                        464564
ING Fidelity(R)/ /VIP Equity-Income Portfolio                      464568
ING Fidelity(R)/ /VIP Growth Portfolio                             464570
ING Fidelity(R)/ /VIP Mid Cap Portfolio                            464566
ING Index Solution 2015 Portfolio                                  471152
ING Index Solution 2025 Portfolio                                  471154
ING Index Solution 2035 Portfolio                                  471158
ING Index Solution 2045 Portfolio                                  471159
ING Index Solution Income Portfolio                                471151
ING JPMorgan International Portfolio                               464528
ING JPMorgan Mid Cap Value Portfolio                               464506
ING Legg Mason Partners Aggressive Growth Portfolio                464518
ING Legg Mason Partners Large Cap Growth Portfolio                 464516
ING Lord Abbett U.S. Government Securities Portfolio               464036
ING Neuberger Berman Partners Portfolio                            464598
ING Neuberger Berman Regency Portfolio                             464774
ING OpCap Balanced Value Portfolio                                 464542
ING Oppenheimer Global Portfolio                                   464508
ING Oppenheimer Strategic Income Portfolio                         464548
ING PIMCO Total Return Portfolio                                   464510

                                                             BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                         ------------------
ING Pioneer High Yield Portfolio                                   464032
ING Solution 2015 Portfolio                                        464590
ING Solution 2025 Portfolio                                        464594
ING Solution 2035 Portfolio                                        464596
ING Solution 2045 Portfolio                                        464574
ING Solution Growth and Income Portfolio                           471082
ING Solution Growth Portfolio                                      471083
ING Solution Income Portfolio                                      464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio             464534
ING T. Rowe Price Growth Equity Portfolio                          464530
ING Templeton Foreign Equity Portfolio                             464200
ING Thornburg Value Portfolio                                      464522
ING UBS U.S. Large Cap Equity Portfolio                            464520
ING UBS U.S. Small Cap Growth Portfolio                            464533
ING Van Kampen Comstock Portfolio                                  464512
ING Van Kampen Equity and Income Portfolio                         464536

ING RISK MANAGED NATURAL RESOURCES FUND                            464763

ING SEPARATE PORTFOLIOS TRUST
ING SPorts Core Fixed Income Fund                                  470568
ING SPorts Core Plus Fixed Income Fund                             470569

ING SERIES FUND, INC.
Brokerage Cash Reserves                                            464062
ING 130/30 Fundamental Research Fund                               464599
ING Balanced Fund                                                  464764
ING Global Income Builder Fund                                     471174
ING Global Science and Technology Fund                             464750
ING Growth and Income Fund                                         464723
ING Index Plus LargeCap Fund                                       464726
ING Index Plus MidCap Fund                                         464727
ING Index Plus SmallCap Fund                                       464725
ING Money Market Fund                                              464064
ING Small Company Fund                                             464729
ING Strategic Allocation Conservative Fund                         464722
ING Strategic Allocation Growth Fund                               464720
ING Strategic Allocation Moderate Fund                             464719
ING Tactical Asset Allocation Fund                                 471160

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                 464420
ING VP Strategic Allocation Growth Portfolio                       464418
ING VP Strategic Allocation Moderate Portfolio                     464416

                                                               BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                         ----------------------
ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                   464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                      464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING International Index Portfolio                                    471167
ING Lehman Brothers Aggregate Bond Index Portfolio                   471169
ING Morningstar U.S. Growth Index Portfolio                           TBD
ING Russell Large Cap Index Portfolio                                471172
ING Russell Mid Cap Index Portfolio                                  471168
ING Russell Small Cap Index Portfolio                                471166
ING VP Global Science and Technology Portfolio                       464422
ING VP Growth Portfolio                                              464404
ING VP Index Plus LargeCap Portfolio                                 464406
ING VP Index Plus MidCap Portfolio                                   464408
ING VP Index Plus SmallCap Portfolio                                 464410
ING VP Small Company Portfolio                                       464414
ING VP Value Opportunity Portfolio                                   464424
ING WisdomTree/SM/ Global High-Yielding Equity Index
  Portfolio                                                          471145

ING VARIABLE PRODUCTS TRUST
ING VP Financial Services Portfolio                                  464449
ING VP High Yield Bond Portfolio                                     464432
ING VP International Value Portfolio                                 464464
ING VP MidCap Opportunities Portfolio                                464444
ING VP Real Estate Portfolio                                         464747
ING VP SmallCap Opportunities Portfolio                              464450

ING VP BALANCED PORTFOLIO, INC.                                      464428

ING VP INTERMEDIATE BOND PORTFOLIO                                   464400

ING VP MONEY MARKET PORTFOLIO                                        464412